UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street	77 Beale Street
P.O. Box 770000	P.O. Box 770000
San Francisco, California 94177	San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant's telephone number, including area code)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2016, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders voted as indicated below on the following matters:

1.             Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the joint proxy statement of PG&E Corporation and the Utility, filed with the Securities and Exchange Commission on April 11, 2016 (the “proxy statement”)):

Name	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	378,100,380	1,065,389	670,120	38,285,711
Anthony F. Earley, Jr.	353,669,888	23,449,192	2,716,809	38,285,711
Fred J. Fowler	375,279,056	3,905,301	651,532	38,285,711
Maryellen C. Herringer	357,988,967	19,985,823	1,861,099	38,285,711
Richard C. Kelly	378,053,717	1,107,981	674,191	38,285,711
Roger H. Kimmel	377,929,155	1,245,066	661,668	38,285,711
Richard A. Meserve	371,144,797	7,995,373	695,719	38,285,711
Forrest E. Miller	368,056,707	11,116,628	662,554	38,285,711
Rosendo G. Parra	377,973,228	1,189,540	673,121	38,285,711
Barbara L. Rambo	365,866,318	13,322,856	646,715	38,285,711
Anne Shen Smith	377,872,481	1,313,632	649,776	38,285,711
Barry Lawson Williams	356,947,098	22,213,065	675,726	38,285,711

(1) A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.             Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2016 (included as Item 2 in the proxy statement):

For:	408,397,138
Against:	8,811,060
Abstain:	913,402

This proposal was approved.

3.             Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	303,316,732
Against:	75,190,517
Abstain:	1,328,640
Broker Non-Vote(1)	38,285,711

(1) See footnote 1 above.

This proposal was approved.

Pacific Gas and Electric Company:

At the joint meeting, the shareholders voted as indicated below on the following matters:

1.             Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	266,552,082	101,633	136,892	5,879,595
Anthony F. Earley, Jr.	266,527,815	126,450	136,342	5,879,595
Fred J. Fowler	266,550,035	102,648	137,924	5,879,595
Maryellen C. Herringer	266,513,334	140,220	137,053	5,879,595
Richard C. Kelly	266,537,706	115,917	136,984	5,879,595
Roger H. Kimmel	266,553,941	100,116	136,550	5,879,595
Richard A. Meserve	266,527,291	126,362	136,954	5,879,595
Forrest E. Miller	266,512,677	140,813	137,117	5,879,595
Rosendo G. Parra	266,548,564	101,764	140,279	5,879,595
Barbara L. Rambo	266,507,750	143,294	139,563	5,879,595
Anne Shen Smith	266,533,168	119,582	137,857	5,879,595
Nickolas Stavropoulos	266,536,627	116,160	137,820	5,879,595
Barry Lawson Williams	266,492,929	161,683	135,995	5,879,595
Geisha J. Williams	266,543,018	113,133	134,456	5,879,595

(1) See footnote 1 above.

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

2.             Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2016 (included as Item 2 in the proxy statement):

For:	272,289,113
Against:	41,339
Abstain:	339,750

This proposal was approved.

3.             Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	266,087,364
Against:	524,711
Abstain:	178,532
Broker Non-Vote(1)	5,879,595

(1) See footnote 1 above.

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: May 25, 2016		LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: May 25, 2016		LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary